Exhibit 99.1

THIS NEWS RELEASE IS INTENDED FOR DISTRIBUTION IN CANADA ONLY AND IS

NOT AUTHORIZED FOR DISTRIBUTION TO UNITED STATES NEWSWIRE SERVICES OR

FOR DISSEMINATION IN THE UNITED STATES

ATHENA GOLD CLOSES $600,000 IN THE FIRST TRANCHE OF PREVIOUSLY

ANNOUNCED PRIVATE PLACEMENT

Athena sets sights on Gold Exploration in Nevada and Ontario

Vacaville, CA ---- October 28, 2024 - Athena Gold Corporation (CSE:ATHA) (OTCQB:AHNR) (“Athena” or the “Company”) is pleased to announce that it has closed the first tranche of a non-brokered private placement previously announced on October 3, 2024 (the “Offering”). The Company has issued 12,000,000 units (the “Units”) at a price of CAD $0.05 per Unit for gross proceeds of CAD $600,000.

“We are pleased to see both existing and incoming management lead this financing. With these funds, we aim to get boots back on the ground at Excelsior in the coming weeks. Meanwhile, the team has wrapped up our reconnaissance prospecting program at Laird Lake, where we aim to release our initial sampling results in the coming days” said Koby Kushner, incoming CEO of Athena.

Each Unit consists of one common share in the capital of the Company (a “Common Share”) and one-half of a common share purchase warrant (a “Warrant”). Each whole Warrant is exercisable into one Common Share at a price of CAD $0.12 per Warrant for a period of thirty-six months from the date of issuance, subject to the following acceleration provision. If, at any time after the date that is four months and one day after the date of issuance of the Warrants, the average volume weighted trading price of the Company’s Common Shares on the Canadian Securities Exchange (or such other stock exchange on which the Common Shares may be traded from time to time) is at or above CAD $0.20 per share for a period of 10 consecutive trading days (the “Triggering Event”), the Company may at any time, after the Triggering Event, accelerate the expiry date of the Warrants by giving ten calendar days notice to the holders of the Warrants, by way of news release, and in such case the Warrants will expire on the first day that is 30 calendar days after the date on which such notice is given by the Company announcing the Triggering Event.

Proceeds of the Offering will be used to fund exploration work on the Company’s Excelsior Springs Project located in Nevada, USA, and the Laird Lake and Oneman Lake Projects recently acquired in Ontario, Canada, and for general and administrative expenses, including costs related to its proposed amalgamation and redomicile from Delaware to British Columbia, Canada, with any surplus to provide general working capital and additional exploration.

No finder’s fees were paid in connection with the closing of the first tranche of the Offering.

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Insiders of the Company purchased an aggregate of 4,590,000 Units in the Offering for proceeds of CAD $229,500. This constitutes a related party transaction pursuant to Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company relied on Sections 5.5(a) and 5.7(1)(a) of MI 61-101 for an exemption from the formal valuation and minority shareholder approval requirements, respectively, of MI 61-101, as, neither the fair market value of the subject matter of, nor the fair market value of the Units purchased by the insiders under the Offering exceed 25% of the Company’s market capitalization.

All securities issued in connection with the Offering are subject to a four month and one day hold period in Canada and are subject to applicable United States hold periods.

None of the foregoing securities have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on the Project.

About Our Flagship Excelsior Springs Project

The Excelsior Springs Project (the "Project") lies within the prolific Walker Lane tectonic trend, a large region of northwest-trending, strike-slip fault zones that host a significant number of precious metal deposits having very strong structural control for mineralization. The Walker Lane trend is experiencing a major resurgence of intense and successful exploration and development.

The Project contains numerous prospect pits, trenches, roads, surface sampling sites and 113 drill holes to date within a 300m X 3,000m wide (1,000 foot-wide and 10,000-foot-long east-west trending zone of shearing and alteration. Underground workings on the two patented claims within the Project had unverified, historical production of 19,200 oz at 41.1 g/t Au.

Gold mineralization discovered at the Project to date occurs in quartz veins, stock-works, and silicified zones in hornfels and calc-silicate altered country rock and is generally close to porphyry dykes. The best grades and thicknesses discovered recently were found in oxidized and altered sedimentary rock immediately above porphyry dykes intruded along preexisting east- and east-northeast trending faults. The mineralized stock-work vein zones are shallow and have a relatively flat plunge, making them potentially amenable to open pit mining methods.

Based on the results of previous drilling programs, the Project has the potential to host one or more shallow gold deposits amenable to open pit mining, along with deeper, higher grade feeder zones that may be found and could be mined by underground methods. In the opinion of management and its consultants, the Project is very promising, and further exploration has the potential to expand the known mineralization and establish additional mineralized zones.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John C. Power

President Athena Gold Corporation

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For further information, please contact:

John Power

Email: johnpower@athenagoldcorp.com

Jason Libenson

President and CCO

Castlewood Capital Corporation, (647)-534-9884

Email: jason@castlewoodcapital.ca

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, "forward-looking statements") within the meaning of applicable Canadian and US. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: "believes", "will", "expects", "anticipates", "intends", "estimates", ''plans", "may", "should", ''potential", "scheduled", or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company's projects in a timely manner.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various risk factors as disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise.

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